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                                                           Exhibit (a)(23)


                                 THE GALAXY FUND
                        (A Massachusetts Business Trust)

                     CERTIFICATE OF CLASSIFICATION OF SHARES


                  I, W. Bruce McConnel, III, do hereby certify as follows:

                           (1) That I am the duly elected Secretary of
The Galaxy Fund ("Galaxy");

                           (2) That in such capacity I have examined the
records of actions taken by the Board of Trustees of the Trust (i) at the regular meeting of the Board held on September 7, 2000;

                           (3) That the following resolutions were duly
adopted at the meeting by the Board of Trustees of the Trust:

a. CREATION OF FIVE SERIES OF CLASS OO SHARES REPRESENTING INTERESTS IN THE NEW ECONOMY FUND.

                           RESOLVED, that pursuant to Section 5.1 of Galaxy's
                  Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class OO shares, consisting of five separate series of shares of beneficial interest designated as Class OO-Series 1 shares, Class OO-Series 2 shares, Class OO-Series 3 shares, Class OO-Series 4 shares and Class OO-Series 5 shares, each representing interests in the New Economy Fund;

                           FURTHER RESOLVED, that all consideration received
                  by Galaxy for the issue or sale of Class OO-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class
                  OO-Series 2 shares, Class OO-Series 3 shares, Class
                  OO-Series 4 shares and Class OO-Series 5 shares and any
                  other shares of beneficial interest in Galaxy hereafter designated as Class OO shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class OO shares (irrespective of series designation) by the Board of Trustees in
                  accordance with Galaxy's Declaration of Trust, and each
                  Class OO-Series 1 share, Class OO-Series 2 share, Class OO-Series 3 share, Class OO-Series 4 share and
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                  Class OO-Series 5 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class OO-Series 1
                  share, Class OO-Series 2 share, Class OO-Series 3 share, Class OO-Series 4 share and Class OO-Series 5 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class OO shares (irrespective of series designation); and

                           FURTHER RESOLVED, that each Class OO-Series 1
                  share, each Class OO-Series 2 share, each Class OO-Series 3 share, each Class OO-Series 4 share and each Class
                  OO-Series 5 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class OO share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class OO shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class OO shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                           (a) only Class OO-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class OO-Series 1, as well as any other expenses and liabilities directly attributable to Class OO-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (b) only Class OO-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class OO-Series 2, as well as any other expenses and liabilities directly attributable to Class OO-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (c) only Class OO-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of

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                           Galaxy pursuant to which an organization or other
                           person agrees to provide services exclusively with respect to shares of Class OO-Series 3, as well as any other expenses and liabilities directly attributable to Class OO-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (d) only Class OO-Series 4 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class OO-Series 4 as well as any other expenses and liabilities directly attributable to Class OO-Series 4 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (e) only Class OO-Series 5 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class OO-Series 5, as well as any other expenses and liabilities directly attributable to Class OO-Series 5 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (f) Class OO-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class OO shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class OO other than Class OO-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (g) Class OO-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class OO shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class OO other than Class OO-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (h) Class OO-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class OO shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of


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                           Class OO other than Class OO-Series 3 shares which
                           the Board of Trustees determines should be borne exclusively by such other shares;

                           (i) Class OO-Series 4 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class OO shares other than shares of its Series 4, as well as any other expenses and liabilities directly attributable to shares of Class OO other than Class OO-Series 4 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (j) Class OO-Series 5 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class OO shares other than shares of its Series 5, as well as any other expenses and liabilities directly attributable to shares of Class OO other than Class OO-Series 5 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class OO-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class OO-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class OO-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class OO-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class OO-Series 1 shares;

                           (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class OO-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class OO-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class OO-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter

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                           does not affect Class OO-Series 2 shares, said
                           shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class OO-Series 2 shares;

                           (m) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class OO-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class OO-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class OO-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class OO-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class OO-Series 3 shares;

                           (n) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class OO-Series 4 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class OO-Series 4 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class OO-Series 4 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class OO-Series 4 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class OO-Series 4 shares;

                           (o) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class OO-Series 5 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class OO-Series 5 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class OO-Series 5 shares shall be voted in

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                           the aggregate together with such other affected
                           shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class OO-Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class OO-Series 5 shares;

                           (p) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b), clause (c), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class OO-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class OO-Series 1 shares, such shares shall be entitled to vote, and in such case, Class OO-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (q) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (c), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class OO-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class OO-Series 2 shares, such shares shall be entitled to vote, and in such case, Class OO-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (r) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (b), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class OO-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class OO-Series 3 shares, such shares shall be entitled to vote and, in such case, Class OO-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

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                           (s) on any matter that pertains to the agreements,
                           arrangements, expenses or liabilities described in clause (a), clause (b), clause (c) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class OO-Series
                           4 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class OO-Series 4 shares, such shares shall be entitled to vote and, in such case, Class OO-Series 4 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (t) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (b), clause (c) or clause (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class OO-Series 5 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class OO-Series 5 shares, such shares shall be entitled to vote and, in such case, Class OO-Series 5 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (u) with respect to Class OO - Series 3 shares and Class OO - Series 5 shares, the first sentence of
                           Section 5.1B(9) of Galaxy's Declaration of Trust shall not apply, and the following shall apply instead:

                                    To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sales charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of Shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

                           (v) Class OO-Series 3 shares shall be convertible into Class OO-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares; and

                           (w) Class OO-Series 5 shares shall be convertible into Class OO-Series 4 shares on the basis of the relative net asset value of the shares converted and otherwise after such time or times, and upon such conditions and pursuant to such procedures as shall be determined by the Trustees from time to time in connection with the issuance of such shares.

b. CREATION OF FIVE SERIES OF CLASS PP SHARES REPRESENTING INTERESTS IN THE HIGH YIELD FUND.

                           RESOLVED, that pursuant to Section 5.1 of Galaxy's
                  Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class PP shares, consisting of five separate series of shares of beneficial interest designated as Class PP-Series 1 shares, Class PP-Series 2 shares, Class PP-Series 3 shares, Class PP-Series 4 shares and Class PP-Series 5 shares, each representing interests in the High Yield Fund;

                           FURTHER RESOLVED, that all consideration received
                  by Galaxy for the issue or sale of Class PP-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class PP-Series 2 shares, Class PP-Series 3 shares, Class PP-Series 4 shares and Class PP-Series 5 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class PP shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class PP shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class PP-Series 1 share, Class PP-Series 2 share, Class PP-Series 3 share, Class PP-Series 4 share and Class PP-Series 5 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class PP-Series 1
                  share, Class PP-Series 2 share, Class PP-Series 3 share, Class PP-Series 4 share and Class PP-Series 5 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class PP shares (irrespective of series designation); and

                           FURTHER RESOLVED, that each Class PP-Series 1
                  share, each Class PP-Series 2 share, each Class PP-Series 3 share, each Class PP-Series 4 share and each Class PP-Series 5 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class PP share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class PP shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class PP shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                           (a) only Class PP-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class PP-Series 1, as well as any other expenses and liabilities directly attributable to Class-PP Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (b) only Class PP-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class PP-Series 2, as well as any other expenses and liabilities directly attributable to Class PP-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (c) only Class PP-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class PP-Series 3, as well as any other expenses and liabilities directly attributable to Class PP-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (d) only Class PP-Series 4 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class PP-Series 4 as well as any other expenses and liabilities directly attributable to Class PP-Series 4 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (e) only Class PP-Series 5 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class PP-Series 5, as well as any other expenses and liabilities directly attributable to Class PP-Series 5 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (f) Class PP-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class PP shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class PP other than Class PP-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (g) Class PP-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class PP shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class PP other than Class PP-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (h) Class PP-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class PP shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class PP other than Class PP-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (i) Class PP-Series 4 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class PP shares other than shares of its Series 4, as well as any other expenses and liabilities directly attributable to shares of Class PP other than Class PP-Series 4 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (j) Class PP-Series 5 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class PP shares other than shares of its Series 5, as well as any other expenses and liabilities directly attributable to shares of Class PP other than Class PP-Series 5 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class PP-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class PP-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class PP-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class PP-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class PP-Series 1 shares;

                           (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class PP-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class PP-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class PP-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class PP-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class PP-Series 2 shares;

                           (m) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class PP-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class PP-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class PP-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and
                           (ii) if said matter does not affect Class
                           PP-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class PP-Series 3 shares;

                           (n) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class PP-Series 4 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class PP-Series 4 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class PP-Series 4 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class PP-Series 4 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class PP-Series 4 shares;

                           (o) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class PP-Series 5 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class PP-Series 5 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class PP-Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class PP-Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class PP-Series 5 shares;

                           (p) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b), clause (c), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class PP-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class PP-Series 1 shares, such shares shall be entitled to vote, and in such case, Class PP-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (q) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (c), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class PP-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class PP-Series 2 shares, such shares shall be entitled to vote, and in such case, Class PP-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (r) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (b), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class PP-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class PP-Series 3 shares, such shares shall be entitled to vote and, in such case, Class PP-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (s) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (b), clause (c) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class PP-Series 4 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class PP-Series 4 shares, such shares shall be entitled to vote and, in such case, Class PP-Series 4 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (t) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (b), clause (c) or clause (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class PP-Series 5 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class PP-Series 5 shares, such shares shall be entitled to vote and, in such case, Class PP-Series 5 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (u) with respect to Class PP - Series 3 shares and Class PP-Series 5 shares, the first sentence of
                           Section 5.1B(9) of Galaxy's Declaration of Trust shall not apply, and the following shall apply instead:

                                    To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sales charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of Shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

                           (v) Class PP-Series 3 shares shall be convertible into Class PP-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares; and

                           (w) Class PP-Series 5 shares shall be convertible into Class PP-Series 4 shares on the basis of the relative net asset value of the shares converted and otherwise after such time or times, and upon such conditions and pursuant to such procedures as shall be determined by the Trustees from time to time in connection with the issuance of such shares.

c. CREATION OF FIVE SERIES OF CLASS QQ SHARES REPRESENTING INTERESTS IN THE REIT FUND.

                           RESOLVED, that pursuant to Section 5.1 of Galaxy's
                  Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class QQ shares, consisting of five separate series of shares of beneficial interest designated as Class QQ-Series 1 shares, Class QQ-Series 2 shares, Class QQ-Series 3 shares, Class QQ-Series 4 shares and Class QQ-Series 5 shares, each representing interests in the REIT Fund;

                           FURTHER RESOLVED, that all consideration received
                  by Galaxy for the issue or sale of Class QQ-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class QQ-Series 2 shares, Class QQ-Series 3 shares, Class QQ-Series 4 shares and Class QQ-Series 5 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class QQ shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class QQ shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class QQ-Series 1 share, Class QQ-Series 2 share, Class QQ-Series 3 share, Class QQ-Series 4 share and Class QQ-Series 5 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class QQ-Series 1
                  share, Class QQ-Series 2 share, Class QQ-Series 3 share, Class QQ-Series 4 share and Class QQ-Series 5 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class QQ shares (irrespective of series designation); and

                           FURTHER RESOLVED, that each Class QQ-Series 1
                  share, each Class QQ-Series 2 share, each Class QQ-Series 3 share, each Class QQ-Series 4 share and each Class QQ-Series 5 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class QQ share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class QQ shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class QQ shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust;

                  PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                           (a) only Class QQ-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class QQ-Series 1, as well as any other expenses and liabilities directly attributable to Class-QQ Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (b) only Class QQ-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class QQ-Series 2, as well as any other expenses and liabilities directly attributable to Class QQ-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (c) only Class QQ-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class QQ-Series 3, as well as any other expenses and liabilities directly attributable to Class QQ-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (d) only Class QQ-Series 4 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class QQ-Series 4 as well as any other expenses and liabilities directly attributable to Class QQ-Series 4 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (e) only Class QQ-Series 5 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class QQ-Series 5, as well as any other expenses and liabilities directly attributable to Class QQ-Series 5 shares which the Board of Trustees determines should be borne solely by shares of such series;

                           (f) Class QQ-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of

                           Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class QQ shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class QQ other than Class QQ-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (g) Class QQ-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class QQ shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class QQ other than Class QQ-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (h) Class QQ-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class QQ shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class QQ other than Class QQ-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (i) Class QQ-Series 4 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class QQ shares other than shares of its Series 4, as well as any other expenses and liabilities directly attributable to shares of Class QQ other than Class QQ-Series 4 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (j) Class QQ-Series 5 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class QQ shares other than shares of its Series 5, as well as any other expenses and liabilities directly attributable to shares of Class QQ other than Class QQ-Series 5 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class QQ-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class QQ-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class QQ-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class QQ-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class QQ-Series 1 shares;

                           (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class QQ-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class QQ-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class QQ-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class QQ-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class QQ-Series 2 shares;

                           (m) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class QQ-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class QQ-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class QQ-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class QQ-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class QQ-Series 3 shares;

                           (n) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class QQ-Series 4 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class QQ-Series 4 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class QQ-Series 4 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class QQ-Series 4 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class QQ-Series 4 shares;

                           (o) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class QQ-Series 5 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class QQ-Series 5 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class QQ-Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class QQ-Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class QQ-Series 5 shares;

                           (p) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b), clause (c), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class QQ-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class QQ-Series 1 shares, such shares shall be entitled to vote, and in such case, Class QQ-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (q) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (c), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class QQ-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class QQ-Series 2 shares, such shares shall be entitled to vote, and in such case, Class QQ-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (r) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (b), clause (d) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class QQ-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class QQ-Series 3 shares, such shares shall be entitled to vote and, in such case, Class QQ-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (s) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (b), clause (c) or clause (e) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class QQ-Series 4 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class QQ-Series 4 shares, such shares shall be entitled to vote and, in such case, Class QQ-Series 4 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (t) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a), clause (b), clause (c) or clause (d) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class QQ-Series 5 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class QQ-Series 5 shares, such shares shall be entitled to vote and, in such case, Class QQ-Series 5 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                           (u) with respect to Class QQ-Series 3 shares and Class QQ-Series 5 shares, the first sentence of
                           Section 5.1B(9) of Galaxy's Declaration of Trust shall not apply, and the following shall apply instead:

                                    To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sales charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of Shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

                           (v) Class QQ-Series 3 shares shall be convertible into Class QQ-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares; and

                           (w) Class QQ-Series 5 shares shall be convertible into Class QQ-Series 4 shares on the basis of the relative net asset value of the shares converted and otherwise after such time or times, and upon such conditions and pursuant to such procedures as shall be determined by the Trustees from time to time in connection with the issuance of such shares.

d. CREATION OF RETAIL B SHARES IN THE CONNECTICUT MUNICIPAL BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, NEW YORK MUNICIPAL BOND FUND, RHODE ISLAND MUNICIPAL BOND FUND AND INTERMEDIATE TAX-EXEMPT BOND FUND.

                  RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest of Galaxy be, and hereby are, classified into each of seven additional separate series of shares which shall be designated, respectively, Class P-Series 3, Class KK-Series 4, Class Q-Series 3, Class LL-Series 4, Class O-Series 3, Class R-Series 4, and Class JJ-Series 4;

                           FURTHER RESOLVED, that (a) Class P-Series 3 shares
                  of beneficial interest shall represent interests in the Connecticut Municipal Bond Fund, (b) Class KK-Series 4 shares of beneficial interest shall represent interests in the Connecticut Intermediate Municipal Fund, (c) Class Q-Series 3 shares of beneficial interest shall represent interests in the Massachusetts Municipal Bond Fund, (d) Class LL-Series 4 shares of beneficial interest shall represent interests in the Massachusetts Intermediate Municipal Bond Fund, (e) Class O-Series 3 shares of beneficial interest shall represent interests in the New York Municipal Bond Fund, (f) Class R-Series 4 shares of beneficial interest shall represent interests in the Rhode Island Municipal Bond Fund, and (g) Class JJ-Series 4 shares of beneficial interest shall represent interests in the Intermediate Tax-Exempt Bond Fund;

                           FURTHER RESOLVED, that each share of Class
                  P-Series 3, Class KK-Series 4, Class Q-Series 3, Class LL-Series 4, Class O-Series 3, Class R-Series 4 and Class JJ-Series 4 newly classified hereby shall have all of the following preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption:

                           (1) ASSETS BELONG TO A CLASS. All consideration
                  received by Galaxy for the issue or sale of shares of Class P-Series 3, Class KK-Series 4, Class Q-Series 3, Class LL-Series 4, Class O-Series 3, Class R-Series 4 and Class JJ-Series 4 shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of all other shares now or hereafter classified as shares of Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ, respectively (irrespective of whether said shares have been classified as part of a series of said Class and if so classified as part of a series, irrespective of the particular series classification), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds derived from the sale, exchange, or liquidation of such investment, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ (including the
                  Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ shares formerly classified, Class P-Series 3,
                  Class KK-Series 4, Class Q-Series 3, Class LL-Series 4,
                  Class O-Series 3, Class R-Series 4 and Class JJ-Series 4 shares herein classified or such other shares with respect to such Class P, Class KK, Class Q, Class LL, Class O,
                  Class R and Class JJ) by the Board of Trustees in accordance with Galaxy's Declaration of Trust. All income, earnings, profits, and proceeds, including any profits derived from the sale, exchange or liquidation of such shares of Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated to the Class P-Series 3 shares, Class KK-Series 4 shares, Class Q-Series 3 shares , Class LL-Series 4 shares, Class O-Series 3 shares, Class R-Series 4 shares and
                  Class JJ-Series 4 shares in the proportion that the net asset value of such Series 3 shares or Series 4 shares, as the case may be, of such Class bears to the total net asset value of all shares of such Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ (irrespective of whether said shares have been classified as part of a series of said Class and, if so classified as part of a series, irrespective of the particular series classification).

                           (2) LIABILITIES BELONGING TO A CLASS. All the
                  liabilities (including expenses) of Galaxy in respect of Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ shall be allocated to the Class P-Series 3 shares, Class KK-Series 3 shares, Class Q-Series 3 shares, Class LL-Series 4 shares, Class O-Series 3 shares, Class R-Series 4 shares and Class JJ-Series 4 shares hereby classified of such Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ in the proportion that the net asset value of such Series 3 shares or Series 4 shares, as the case may be, of such Class bears to the total net asset value of all shares of such Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), except that to the extent that may be from time to time determined by the Board of Trustees to allocate the following expenses to such Class P-Series 3 shares, Class KK-Series 4 shares, Class Q-Series 3 shares, Class LL-Series 4 shares, Class O-Series 3 shares, Class R-Series 4 shares and Class JJ-Series 4 shares (or any other series of shares of such Class):

                                    (a) only the Series 3 shares of Class P,
                           Class Q and Class O and the Series 4 shares of Class KK, Class LL, Class R and Class JJ shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Galaxy which provide for services by the institutions exclusively for their customers who own of record or beneficially such Series 3 shares or Series 4 shares, as the case may be; and (ii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which therefore should be borne solely by the Series 3 shares of Class P, Class Q, and Class O and the Series 4 shares of Class KK, Class LL, Class R and Class JJ; and

                                    (b) no Series 3 shares of Class P, Class
                           Q or Class O or Series 4 shares of Class KK, Class LL, Class R and Class JJ shall bear (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Galaxy which provide for services by the institutions exclusively for their customers who own of record or beneficially shares of Class P, Class Q and Class O other than Series 3 shares of such Class P, Class Q and Class O or shares of Class KK, Class LL, Class R and Class JJ other than Series 4 shares of such Class KK, Class LL, Class R and Class JJ; and (ii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to shares of Class P, Class Q and Class O other than the Series 3 shares of such Class P, Class Q and Class O or shares of Class

                           KK, Class LL, Class R and Class JJ other than Series 4 shares of such Class KK, Class LL, Class R and Class JJ and which therefore should be borne solely by such other shares of Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ and not the Series 3 shares of such Class P, Class Q and Class O or Series 4 shares of such Class KK, Class LL, Class R and Class JJ.

                  (3) PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION. Except as provided hereby, each Series 3 share of Class P, Class Q and Class O and each Series 4 share of Class KK, Class LL, Class R and Class JJ shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption applicable to all other shares as set forth in Galaxy's Declaration of Trust and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and terms and conditions of redemption as each other share formerly, now or hereafter classified as a share of Class P, Class KK, Class Q, Class LL, Class O, Class R and Class JJ (irrespective of whether said share has been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification) except that:

                           (a) On any matter that pertains to the agreements or expenses and liabilities described under Section (2), clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of Galaxy, only the Series 3 shares of Class P, Class Q and Class O and the Series 4 shares of Class KK, Class LL, Class R and Class JJ (excluding the other shares classified as a series of such Class other than Series 3 or Series 4, as the case may be) shall be entitled to vote, except that:

                                    (i) if said matter affects shares in Galaxy other than the Series 3 shares of Class P, Class Q and Class O and the Series 4 shares of Class KK, Class LL, Class R and Class JJ, such other affected shares in Galaxy shall also be entitled to vote, and in such case, such Series 3 shares of such Class P, Class Q and Class O and such Series 4 shares of such Class KK, Class LL, Class R and Class JJ shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and

                                    (ii) if said matter does not affect the
                                    Series 3 shares of Class P, Class Q and
                                    Class O and Series 4 shares of Class KK,
                                    Class LL, Class R and Class JJ, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares in Galaxy other than said Series 3 shares of Class P, Class Q and Class O and said Series 4 shares of Class KK, Class LL, Class R and Class JJ.

                           (b) With respect to each such series of shares, the first sentence of Section 5.1B(9) shall not apply, and the following shall apply instead:

                                    To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sales charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of Shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

                           (c) Class P-Series 3, Class KK-Series 4, Class Q-Series 3, Class LL-Series 4, Class O-Series 3, Class R-Series 4 and Class JJ-Series 4 shares shall be convertible into Class P-Series 2, Class KK-Series 2, Class Q-Series 2, Class LL-Series 2, Class O-Series 2, Class R-Series 2 and Class JJ-Series 2 shares, respectively, on the basis of the relative net asset values of the shares converted and the shares into which such shares are converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the sale and issuance of such shares,

                           (4)      That the foregoing resolutions remain in
full force and effect on the date hereof.

                                                     /s/ W. Bruce McConnel, III
                                                     --------------------------
                                                     W. Bruce McConnel, III
                                                     Secretary

Dated:  September 28, 2000

Subscribed and sworn to before
me this 28th day of September, 2000

/s/ Dorothea A. Natale
----------------------
Dorothea A. Natale
Notary Public